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                                                                   Exhibit 10.42

                           LEASE EXTENSION AGREEMENT

This agreement is dated December 9, 1997 for reference purposes and is an additional modification to the current Lease dated November 30, 1990 between Charles A. Grant and Mark Greenberg (LESSOR) and Urnotech Calypte Biomedical Corporation (LESSEE) for the property known as 1440 Fourth Street, Berkeley,
California:

1) DECLINATION OF LEASE EXTENSION OPTION THROUGH JUNE 1999. LESSEE hereby declines to exercise its option to extend the Lease through June 1999.

2) LEASE EXTENDED THROUGH DECEMBER 1998. The Lease is hereby extended six months through December 31, 1998. The lease rate for this extension period will continue at $17,000 per month.

3)  If Leasee remains in possession of the premises per Paragraph 26 (Holding
Over), then the agreed monthly rent is $20,000.



SIGNED:  /s/ Charles A. Grant      General Partner          12-09-97
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         FOR LESSOR                TITLE                    DATE

SIGNED:  /s/ John J. DiPietro      CFO                      12-29-97
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         FOR LESSEE                TITLE                    DATE